UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2025

zSpace, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-42431	35-2284050
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

55 Nicholson Lane San Jose, California	95134
(Address of Principal Executive Offices)	(zip code)

(408) 498-4050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZSPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2025, the Board of Directors (the “Board”) of zSpace, Inc. (the “Company”) approved a 2025 short-term incentive plan (the “2025 STI Plan”) for all of the Company’s executive officers. The STI Plan had been previously recommended to the Board for approval by the Compensation Committee.

Pursuant to the terms of their employment with the Company, each of the Company’s executive officers is eligible for an annual bonus in an amount equal to a percentage of their annual base salary, ranging from 33% to 50% (the “Target Bonus”). Under the 2025 STI Plan, payment of each executive officer’s Target Bonus for 2025 is subject to the attainment of certain performance objectives divided into two separate components: (i) a company component comprising 67% of the Target Bonus (the “Company Component”) and (ii) an individual component comprising 33% of the Target Bonus (the “Individual Component”).

The Company Component will be paid to the executive officers based on the Company’s achievement of “threshold,” “target” and “high” revenue and EBITDA goals. The revenue and EBITDA portions would be paid to the executive officers at 0% if the Company does not achieve the threshold goal, at 85% if the Company achieves the threshold goal, at 100% if the Company achieves the target goal and 115% if the Company achieves the “high” goal. The payouts are pro rata for attainment between the threshold and high goals.

The Individual Component will be paid to an executive officer in an amount dependent upon achievement of their individual performance objectives for the year, as determined by the Board.

Unless otherwise determined by the Board, the executive officer must remain an employee through the payment date under the 2025 STI Plan to be eligible to receive any award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025	zSpace, Inc.

	By:	/s/ Erick DeOliveira
Erick DeOliveira
Chief Financial Officer